FSS2 P-1 11/09

SUPPLEMENT DATED NOVEMBER 16, 2009

TO THE PROSPECTUS
DATED SEPTEMBER 1, 2009 OF
FRANKLIN STRATEGIC SERIES

(Franklin Biotechnology Discovery Fund, Franklin Natural Resources Fund)

The Prospectus is amended as follows:

The following is added immediately prior to the section entitled “Portfolio selection” under “GOAL AND STRATEGIES:”

The Fund also may attempt, from time to time, to hedge (protect) against market risk and to generate income for the Fund by buying and selling put and call options on equity securities and equity security indices. Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or other instrument from the writer of the option (in the case of a call option), or to sell a specified security or other instrument to the writer of the option (in the case of put option) at a designated price during the term of the option. With respect to hedging strategies, options may be used to hedge securities or other positions held by the Fund. To earn income in the form of the premium received for writing the option, the Fund could sell equity call options while at the same time positioning the Fund to sell the underlying equity securities at a targeted price determined by the manager. The manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to use options or an options related strategy.

The following is added under the section entitled “MAIN RISKS:”

Derivative Risks

Options are considered derivative instruments. The performance of derivative instruments depends, at least in part, on the performance of an underlying asset or index. Derivative instruments involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the relevant market, such as stock market movements or in the price of the specific underlying instrument. Should a market move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correction between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to OTC options) does not perform as promised, including such counterparty’s bankruptcy or insolvency. Other risks include the inability to close out a position because the trading market becomes illiquid or the availability of counterparties becomes limited for a short or even prolonged period of time and the possible presence of speculators in the particular market that may lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Investors should bear in mind that the Fund is not obligated to actively engage in these transactions. The Fund has claimed an exclusion from the definition of “commodity pool operator” and therefore is not subject to regulation or registration as such under the Commodity Exchange Act.

Please keep this supplement for future reference.

FSS2 SA-1 11/09

SUPPLEMENT DATED NOVEMBER 16, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 1, 2009 OF

FRANKLIN STRATEGIC SERIES

(Franklin Biotechnology Discovery Fund, Franklin Natural Resources Fund)

The Statement of Additional Information is amended as follows:

The following is added immediately preceding the section entitled “Goal, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Equity Securities:”

Derivative Instruments. The Fund may, but is not required to, use derivative instruments for risk management purposes and/or as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, or related indices.

Derivative instruments may be used for “hedging” which means that they may be used when the manager seeks to protect the Fund’s investments from a decline in value resulting from changes in interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, to broaden investment opportunities (including taking short positions), implement a tax or cash management strategy, to gain exposure to a particular security or segment of the market, to modify the effective duration of the Fund’s portfolio investments and/or to enhance total return. However derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict relevant market movements.

The Fund may use derivative transactions without limit for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivatives transactions for purposes other than direct hedging may be limited from time to time by policies adopted by the Board of Trustees or the Fund’s investment manager. Because some derivatives may expose a Fund’s portfolio to one or more underlying assets or indices for a relatively small amount of cash, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that the Fund may purchase or write may be traded on a national securities exchange and in the over-the-counter (“OTC”) market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying investment changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. The Fund also may buy put options at a time when it does not own the underlying instrument. By buying put options on an instrument it does not own, the Fund seeks to benefit from a decline in the market price of the underlying instrument. If a put option that the Fund bought were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying instrument remains equal to or greater than the exercise price during the life of the put option, the Fund would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. The Fund may write options, including to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, the Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. The Fund may write “covered” call options, meaning that the Fund owns the underlying instrument that is subject to the call option or may write call options on instruments that it does not own.

When the Fund writes a covered call option, any underlying instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund. The Fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value. If the value of the underlying instrument rises above the exercise price of the call option, the instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying instruments to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options. As the writer of an option, if the Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation or counterparty (with respect to an OTC option) will cancel the Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Risks of options. The Fund’s options investments involve certain risks. There can be no assurance that a liquid secondary market on an exchange or in the OTC market will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying investments at the marked-to-market price during the term of the option. When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the manager did not employ such strategies.

Over-the-counter (“OTC”) options. The Fund may buy and write (sell) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying instrument at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The Fund understands that the staff of the SEC currently takes the position that purchased OTC options are considered illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. Pending a change in the staff’s position, the Fund will treat OTC options and “covering” assets as illiquid and subject to the Fund’s limitation on illiquid securities.

Please keep this supplement for future reference.